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                                                                       Exhibit d

                       CALAMOS GLOBAL DYNAMIC INCOME FUND
                         A STATUTORY TRUST (THE "TRUST")
                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                   FORM OF SPECIMEN COMMON SHARES CERTIFICATE

NUMBER                                                                    SHARES

___________

THIS CERTIFICATE IS TRANSFERABLE                        CUSIP NO. [____________]
IN NEW YORK                                  SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that ____________________________________________________________

is the record holder of ________________________________________________________

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, NO PAR VALUE, OF ______________________________________________________________________

Calamos Global Dynamic Income Fund, a series of the Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of its duly authorized officers

DATED:                                             COUNTERSIGNED AND REGISTERED;
       ------------------                                   THE BANK OF NEW YORK
                                                    TRANSFER AGENT AND REGISTRAR


                                                 BY
---------------------   ----------------------      ----------------------------
James S. Hamman, Jr.    John P. Calamos                     AUTHORIZED SIGNATURE
Secretary               President

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                       CALAMOS GLOBAL DYNAMIC INCOME FUND

     The following abbreviations, when used in the inscription on the face on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______ Custodian ________
                                                       (Cust)            (Minor)

TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

                                                   Act _________________________
                                                                (State)

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________ Shares of Beneficial
Interest represented by the within certificate and do hereby irrevocably constitute and appoint ___________________________________________________
Attorney to transfer the said Shares of Beneficial Ownership on the books of the within named Trust with full power of substitution in the premises.

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Dated:
       ------------------------------


                                        ----------------------------------------
                                        Signature

                                             NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                        WHATEVER.

Signature(s) Guaranteed:


By
   ----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKHOLDERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17 AD-15.